UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Exelixis, Inc. (the “Company”), the Company’s stockholders approved the Exelixis, Inc. 2011 Equity Incentive Plan (the “Plan”), under which 10,000,000 shares of common stock have been reserved for issuance. The Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 19, 2011 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 18, 2011 at the Company’s offices located at 210 East Grand Avenue, South San Francisco, CA 94080. At the Annual Meeting, Company stockholders were asked to vote upon:

1.	The election of five Class III directors for a three-year term until the 2014 annual meeting of stockholders. The nominees for election to these positions were Frank McCormick, Ph.D., FRS, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D.;

2.	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2011;

3.	The approval of the Plan;

4.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and

5.	The indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

The results of the matters presented at the Annual Meeting, based on the presence in person or by proxy of holders of record of 117,096,628 shares of the 127,634,819 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Drs. McCormick, Morrissey, Papadopoulos, Scangos and Willsey as directors of the Company until the 2014 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Frank McCormick, Ph.D., FRS	83,555,432	326,264	33,214,932
Michael M. Morrissey, Ph.D.	83,119,073	762,623	33,214,932
Stelios Papadopoulos, Ph.D.	83,113,565	768,131	33,214,932
George A. Scangos, Ph.D.	78,605,915	5,275,781	33,214,932
Lance Willsey, M.D.	82,777,203	1,104,493	33,214,932

2.	The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2011 was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,506,542	908,861	681,225	0

3.	The Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
60,372,815	23,389,871	119,010	33,214,932

4.	The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
82,749,861	913,727	218,108	33,214,932

5.	The preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers was “1 Year” as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
75,109,021	191,253	8,410,174	171,248	33,214,932

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Exelixis, Inc. 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2011	EXELIXIS, INC.

/s/ James B. Bucher
Vice President, Corporate Legal Affairs and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Exelixis, Inc. 2011 Equity Incentive Plan